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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                        -----------------------------
                                  FORM 8-K
                        -----------------------------

                               CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: August 27, 2001

                              ---------------


                             EOG RESOURCES, INC.

                (Exact name of registrant as specified in its charter)


     DELAWARE                        1-9743                47-0684736
(State or other jurisdiction 	   Commission File       (I.R.S. Employer
of incorporation or organization)       Number)        Identification No.)


           333 CLAY STREET
             SUITE 4200
           HOUSTON, TEXAS                                  77002
(Address of principal executive offices)                (Zip code)


                                   713/651-7000
              (Registrant's telephone number, including area code)


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EOG RESOURCES, INC.



Item 5.  Other Events

Price Swap Contracts. With the objective of enhancing the certainty of future revenues, EOG Resources, Inc. (EOG), a Delaware corporation, enters into NYMEX-related commodity price swap contracts from time to time.

     During the period of August 24, 2001 to August 27, 2001, EOG entered into price swap agreements covering notional volumes of 85,000 million British thermal units of natural gas per day (MMBtu/d) for the month of December 2001 at an average price of $3.36 per MMBtu and 50,000 MMBtu/d for the period January 2002 to December 2002 at an average price of $3.36 per MMBtu. EOG will account for these swap contracts under mark-to-market accounting.








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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EOG RESOURCES, INC.
                                        (Registrant)




Date: August 27, 2001                   By:  /s/ TIMOTHY K. DRIGGERS
                                           ----------------------------
                                                Timothy K. Driggers
                                            Vice President, Accounting
                                               & Land Administration
                                           (Principal Accounting Officer)